AXP(R)
   New
       Dimensions(R)
          Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP New Dimensions Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

American
    Express(R)
Funds

AMERICAN
   EXPRESS(R)

(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 12 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's new Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. These changes include the hiring of several new portfolio managers and investment leaders and the addition of eight sub-advised funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

If you were a shareholder of record on September 14, you will receive a proxy statement for a shareholder meeting to be held on November 13, 2002. Please take time to consider each proposal and vote promptly.

On behalf of the Board,

Arne H. Carlson



CONTENTS

From the Chairman                                           2

Economic and Market Update                                  3

Fund Snapshot                                               5

Questions & Answers     with Portfolio Management           6

The Fund's Long-term Performance                            9

Investments in Securities                                  10

Financial Statements (Portfolio)                           14

Notes to Financial Statements (Portfolio)                  17

Independent Auditors' Report (Portfolio)                   21

Financial Statements (Fund)                                22

Notes to Financial Statements (Fund)                       25

Independent Auditors' Report (Fund)                        33

Board Members and Officers                                 34

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2   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Economic and Market Update
                       FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

Major U.S. financial markets lost ground for the three-month period ending July 31, 2002, although a late rally put them above earlier lows. The same factors that have driven markets down for most of the year so far were still in play during this period. These include concerns about the truthfulness of accounting practices and the perception that stocks remain too expensive relative to company earnings. I expect we'll need to see consistent improvement in earnings before stocks rebound significantly. If corporate revenue growth becomes apparent and widespread, it will effectively make stock valuations cheaper. Increased demand should then have a positive impact on prices.

Economic fundamentals have continued to look positive despite volatility in the financial markets. Inflation and interest rates remain low, unemployment and job growth are at reasonable levels, and there are signs that business spending is beginning to pick up. In addition, a weaker dollar should help U.S. companies that export goods overseas, even though it crimps our wallets when we travel abroad. These and other factors make it highly unlikely that we will experience a so-called "double-dip" recession. I remain optimistic about the direction of the economy and believe that, eventually, markets will start paying attention to these very favorable conditions.

Nevertheless, we should remember that risk still exists. For one, bonds have been experiencing their own bear market. This has created something of a credit crunch for businesses, as liquidity declines and spreads widen. Related to this has been a crisis of confidence -- the unfortunate legacy of recent corporate scandal. In some cases, investors who thought they were buying high-quality corporate bonds were actually getting riskier high-yield securities due to dishonest accounting. Everyone agrees that some type of reform is needed, but the challenge for regulators will be to discourage misleading practices without sacrificing entrepreneurial incentive. Prudent regulation will boost confidence, while misguided efforts will simply make markets less efficient.

What I think all investors need to understand is that we're still working through the excess capacity and inflated demand forecasts that were created in the late `90s. This process has been painful, but it has helped to reorient expectations to levels that are more sustainable. Historically speaking, the late `90s were an aberration and will likely not be repeated soon.

--------------------------------------------------------------------------------
3   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Economic and Market Update

However, a more sober outlook need not be cause for special concern. We should all ask ourselves, "Have my goals changed in the last couple of years?" For many of us, the answer will be "no." If you're saving for long-term goals like retirement, I would still advise a substantial weighting in equities for your portfolio. Over time, stocks will probably continue to outperform bonds or other investments. And if you're in retirement or getting close, you may want to invest more heavily in bonds and cash, with a smaller portion devoted to equities.

See your financial advisor or retirement plan administrator for more information about different types of securities and asset allocation.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

Key points

-- Economic fundamentals remain positive.

-- Credit "crunch" for business sector persists.

-- Re-evaluation of personal financial goals key.

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4   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Fund Snapshot
       AS OF JULY 31, 2002

PORTFOLIO MANAGER
Portfolio manager  Gordon Fines
Tenure/since             1/1/91
Years in industry            35


FUND OBJECTIVE
For investors seeking long-term growth of capital.

Inception dates
A: 8/1/68   B: 3/20/95   C: 6/26/00    Y: 3/20/95

Ticker symbols
A: INNDX   B: INDBX  C: ANDCX  Y: IDNYX

Total net assets             $16.858 billion

Number of holdings         approximately 110


STYLE MATRIX
Shading within the style matrix indicates areas in which the Fund generally invests.
         STYLE
VALUE    BLEND    GROWTH
                     X     LARGE
                           MEDIUM   SIZE
                           SMALL

PORTFOLIO ASSET MIX
Percentage of portfolio assets

(pie graph)

Common stocks 97.2%
Preferred stocks 0.6%
Cash equivalents 2.2%

TOP FIVE SECTORS
Percentage of portfolio assets

Financial services           9.5%

Retail                       9.5

Health care                  7.4

Multi-industry conglomerates 6.6

Health care services         6.3


TOP TEN HOLDINGS
Percentage of portfolio assets

Wal-Mart Stores              3.6%

Citigroup                    3.6

Microsoft                    3.3

3M                           3.0

Viacom Cl B                  2.8

Bank of America              2.8

General Electric             2.7

Philip Morris                2.6

Exxon Mobil                  2.6

Johnson & Johnson            2.6


Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.



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5   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Questions & Answers
           WITH PORTFOLIO MANAGEMENT

   Q: How did the Fund perform for the  12-month period ended July 31, 2002?

   A: The past year was one in which a series of negative events took a toll on equity markets, hitting large company growth stocks especially hard. As a result, AXP New Dimensions Fund returned -21.14% for the year (Class A shares, excluding sales charges), still managing to outperform its benchmark, the S&P 500 Index, which returned -23.63%. By comparison, the Lipper Large-Cap Growth Funds Index returned -27.98% over the same time frame.

   Q: What factors significantly impacted performance?

   A: From the start of the period, equity markets have been facing an uphill battle. We began the period in the midst of a mild recession, which had already taken a significant toll on stocks. The situation grew even worse when the terrorist attacks of September 11, 2001 seized the nation's attention. Markets initially declined in dramatic fashion, but quickly rebounded in the closing months of 2001 as investors seemed to sense that the country and the economy were bouncing back quickly from the tragedy.

      The new year began with large-cap stocks again suffering from a loss of investor confidence, as fallout from disclosures related to the collapse of Enron began to take center stage. Similar problems quickly spread to several other prominent companies, and as 2002 progressed, enthusiasm for stocks was difficult to find. By the middle of summer, investor confidence reached a low point, and the stock market (as measured by the S&P 500 Index) dipped to its lowest level in four years. Except for a brief bounce at the end of July, investors found themselves facing significant losses, even in stocks of what are generally perceived as high-quality companies.

(bar graph)
PERFORMANCE COMPARISON
For the year ended July 31, 2002

-0%
-5%
-10%
-15%
-20%       (bar 1)
-25%       -21.14%      (bar 2)      (bar 3)
-30%                    -23.63%      -27.96%

(bar 1) AXP New Dimensions Fund Class A (excluding sales charge)
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.


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6   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Questions & Answers

(begin callout quote)> It is likely that we'll continue to see significant volatility in stock prices and possibly more downside movement before stocks are able to turn the corner. (end callout quote)

      Our approach throughout the period was to take a more conservative view of growth investing. That included reducing our exposure to more volatile segments of the market, including technology and telecommunications stocks. This proved to be a beneficial move, as both sectors were among the worst performing groups over the 12-month period. Weakness in energy stocks detracted from our performance. By contrast, we were able to capture better results by emphasizing more defensive areas of the market, including food, beverage and tobacco stocks, retail firms, banks and selected healthcare companies.

   Q: What changes did you make to the portfolio?

   A: Throughout  the period,  the changes we made tended to follow the theme of de-emphasizing the volatile technology and telecommunications sectors and putting greater focus on more defensive stocks. We also looked to add stocks of companies that paid reasonably attractive dividends to investors. Given the current state of the market where corporate profit growth has been modest at best, it seems that dividend-paying stocks have the potential to generate better returns in the near term. This is particularly


Average Annual Total Returns
as of July 31, 2002

At Net Asset
Value (NAV)(1)        Class A           Class B          Class C           Class Y
1 year                -21.14%           -21.71%          -21.73%           -21.00%
5 years                +1.34%            +0.58%             N/A             +1.47%
10 years              +10.59%              N/A              N/A               N/A
Since inception          N/A             +9.71%(2)       -21.14%(3)        +10.70%(2)

With Sales Charge     Class A           Class B          Class C           Class Y
1 year                -25.68%           -24.84%          -21.73%           -21.00%
5 years                +0.15%            +0.43%             N/A             +1.47%
10 years               +9.94%              N/A              N/A               N/A
Since inception          N/A             +9.71%(2)       -21.14%(3)        +10.70%(2)

(1) Excluding sales charge.
(2) Inception date was March 20, 1995.
(3) Inception date was June 26, 2000.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.


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7   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Questions & Answers

      true in light of the recent accounting scandals that have rocked investor confidence in certain types of stocks that are highly dependent on growth in earnings to generate investor interest.

   Q: What is your outlook for the year ahead?

   A: A number of uncertainties  are hovering over the market,  ranging from the direction and impact of the war on terrorism to concerns about economic weakness to the fear of more disclosures of corporate accounting irregularities. Therefore, we remain cautious about the direction of the markets for the rest of 2002. It is likely that we'll continue to see significant volatility in stock prices and possibly more downside movement before stocks are able to turn the corner. However, at some point, we look for corporate earnings to begin to improve, and that should be reflected in better stock prices in 2003.

   Q: How are you positioning the Fund in light of your outlook?

   A: While the market continues in this transition period, we will maintain a more defensive approach to our stock selection process. As we begin to see signs that corporate profits are on the mend, we will seek to position the Fund to take advantage of the best growth opportunities that exist among large-cap stocks. In general, our focus will be on investing in healthy companies in a variety of industries, including many that are in a position to generate dividends for investors.


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8   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP New Dimensions Fund Class A shares (from 8/1/92 to 7/31/02) as compared to the performance of two widely cited performance indices, Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.



VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP NEW DIMENSIONS FUND

$50,000

$40,000  (solid line) AXP New Dimensions Fund

$30,000  (dotted line) S&P 500 Index

$20,000  (dashed line) Lipper Large-Cap Growth Funds Index

$10,000

         '92    '93   '94   '95   '96   '97   '98  '99   '00   '01   '01   '02

(solid  line) AXP New  Dimensions  Fund  Class A $25,797
(dotted  line) S&P 500 Index(1) $26,139
(dashed line) Lipper Large-Cap Growth Funds Index(2) $21,154

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


Average Annual Total Returns
Class A with Sales Charge as of July 31, 2002
1 year                     -25.68%
5 years                     +0.15%
10 years                    +9.94%
Since inception               N/A

Results for other share classes can be found on page 7.

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9   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Investments in Securities
Growth Trends Portfolio

July 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (97.3%)

Issuer                         Shares              Value(a)

Aerospace & defense (0.7%)
Lockheed Martin               800,000             $51,288,000
United Technologies         1,000,000(f)           69,500,000
Total                                             120,788,000

Airlines (1.5%)
Southwest Airlines         18,000,000             248,580,000

Automotive & related (0.3%)
General Motors              1,000,000              46,550,000

Banks and savings & loans (5.0%)
Bank of America             7,000,000             465,500,000
Washington Mutual           2,000,000              74,820,000
Wells Fargo                 6,000,000             305,160,000
Total                                             845,480,000

Beverages & tobacco (4.0%)
Anheuser-Busch              2,400,000             124,104,000
PepsiCo                     2,600,000             111,644,000
Philip Morris               9,600,000             442,080,000
Total                                             677,828,000

Chemicals (1.7%)
Air Products & Chemicals    2,500,000             110,625,000
du Pont (EI) de Nemours     2,200,000              92,202,000
Waste Management            3,200,000              75,744,000
Total                                             278,571,000


Communications equipment & services (1.1%)
Motorola                    5,000,000              58,000,000
Nokia ADR Cl A              2,000,000(c)           24,800,000
Verizon Communications      3,000,000              99,000,000
Total                                             181,800,000


Computer software & services (4.4%)
Automatic Data Processing   2,500,000              93,225,000
Brocade Communications
  Systems                   1,000,000(b)           18,750,000
Electronic Arts               500,000(b)           30,090,000
Microsoft                  11,500,000(b)          551,425,000
SunGard Data Systems        1,700,000(b)           39,865,000
Total                                             733,355,000


Computers & office equipment (5.3%)
Cisco Systems              15,000,000(b)          197,850,000
Dell Computer               5,500,000(b)          137,115,000
Fiserv                      1,300,000(b)           44,733,000
Intl Business Machines      3,000,000             211,200,000
State Street                7,100,000             301,750,000
Total                                             892,648,000


Electronics (5.4%)
Applied Materials          10,000,000(b)          148,700,000
Intel                      11,000,000             206,690,000
Maxim Integrated Products   5,000,000(b)          175,900,000
Samsung Electronics           220,000(c)           61,569,410
Texas Instruments          13,600,000             314,840,000
Total                                             907,699,410


Energy (5.5%)
ChevronTexaco               5,000,000             375,000,000
Exxon Mobil                12,000,000             441,120,000
Murphy Oil                    500,000              41,575,000
Phillips Petroleum          1,500,000              77,625,000
Total                                             935,320,000

Energy equipment & services (1.5%)
Schlumberger                4,200,000             180,264,000
Transocean                  1,500,000              38,250,000
Weatherford Intl            1,000,000(b)           40,560,000
Total                                             259,074,000


Financial services (9.5%)
Citigroup                  18,000,000             603,720,000
Fannie Mae                  4,000,000             299,560,000
MBNA                       11,000,000             213,290,000
Morgan Stanley              5,000,000             201,750,000
Paychex                       420,600              11,065,986
SLM                         3,000,000             273,000,000
Total                                           1,602,385,986


Food (0.2%)
General Mills                 700,000              29,015,000




See accompanying notes to investments in securities.


10   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Issuer                         Shares              Value(a)

Health care (7.4%)
Amgen                       2,500,000(b)         $114,100,000
Forest Laboratories         1,100,000(b)           85,217,000
Johnson & Johnson           8,200,000             434,600,000
Medtronic                   7,000,000             282,800,000
Pfizer                     10,000,000             323,500,000
Quest Diagnostics             200,000(b)           12,078,000
Total                                           1,252,295,000


Health care services (6.3%)
Cardinal Health             5,000,000             288,000,000
HCA                         8,000,000             376,000,000
UnitedHealth Group          4,600,000             403,236,000
Total                                           1,067,236,000


Household products (2.0%)
Gillette                    1,700,000              55,896,000
Procter & Gamble            3,200,000             284,768,000
Total                                             340,664,000


Indexes (1.1%)
Nasdaq-100 Index Tracking   8,000,000(b)          191,040,000


Industrial equipment & services (2.7%)
Caterpillar                 5,000,000             223,500,000
Deere & Co                    750,000              31,515,000
Illinois Tool Works         3,000,000             197,970,000
Total                                             452,985,000


Insurance (3.4%)
American Intl Group         4,000,000             255,680,000
Marsh & McLennan            6,800,000             325,720,000
Total                                             581,400,000

Leisure time & entertainment (3.6%)
AOL Time Warner             2,000,000(b)           23,000,000
Intl Game Technology        1,000,000(b)           58,250,000
Mattel                      3,000,000              56,430,000
Viacom Cl B                12,000,000(b)          467,040,000
Total                                             604,720,000


Media (2.6%)
eBay                        2,000,000(b)          114,180,000
Gannett                     2,000,000             143,820,000
Grupo Televisa ADR            760,000(b,c)         22,990,000
USA Interactive             4,800,000(b)          105,835,200
USA Networks                2,200,000(b,e)         48,507,800
Total                                             435,333,000


Metals (1.1%)
Alcoa                       4,500,000             121,725,000
Nucor                       1,200,000              66,996,000
Total                                             188,721,000


Multi-industry conglomerates (6.6%)
3M                          4,000,000             503,320,000
Accenture Cl A              1,000,000(b,c)         16,500,000
Cendant                     5,500,000(b)           76,010,000
General Electric           14,000,000             450,800,000
Robert Half Intl            3,000,000(b)           59,850,000
Total                                           1,106,480,000


Paper & packaging (0.5%)
Intl Paper                  2,000,000              79,640,000


Restaurants & lodging (1.0%)
Marriott Intl Cl A          5,000,000             167,500,000


Retail (9.5%)
Bed Bath & Beyond           1,200,000(b)           37,200,000
Best Buy                    2,400,000(b)           78,960,000
Costco Wholesale            7,000,000(b)          244,090,000
Home Depot                  5,000,000             154,400,000
Kohl's                        500,000(b)           33,000,000
Target                     10,500,000             350,175,000
Wal-Mart Stores            12,500,000             614,750,000
Walgreen                    2,400,000              84,792,000
Total                                           1,597,367,000


Transportation (1.1%)
Union Pacific               2,500,000             146,675,000
United Parcel Service Cl B    700,000              45,738,000
Total                                             192,413,000


Utilities-- electric (2.3%)
Dominion Resources          6,500,000             386,360,000


Total common stocks
(Cost: $16,162,405,499)                       $16,403,248,396


Preferred stock (0.6%)

Issuer                            Shares             Value(a)
TXU
  8.75% Cv                  2,300,000            $107,249,000

Total preferred stock
(Cost: $120,371,746)                             $107,249,000


See accompanying notes to investments in securities.

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11   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Option purchased (--%)

Issuer                Contracts  Exercise     Expiration     Value(a)
                                   price         date
Call
S&P 500 Index           3200       $950        Aug. 2002    $2,432,000
Total option purchased
(Cost: $10,729,600)                                         $2,432,000


Short-term securities (2.2%)(f)

Issuer                          Annualized            Amount                 Value(a)
                               yield on date        payable at
                                of purchase          maturity

U.S. government agency (0.2%)
Federal Home Loan Bank Disc Nts
  10-02-02                          1.71%         $25,000,000              $24,926,500
  10-09-02                          1.74            2,400,000                2,392,226
  10-11-02                          1.73            9,500,000                9,468,337
Total                                              36,787,063


Commercial paper (2.0%)
CAFCO
  08-20-02                          1.81            1,500,000(d)             1,498,442
  09-06-02                          1.80            4,200,000(d)             4,191,752
Charta
  08-01-02                          1.81           30,000,000(d)            29,998,021
CXC
  08-22-02                          1.81           25,000,000(d)            24,954,666
Edison Asset Securitization
  08-16-02                          1.88           25,000,000(d)            24,978,655
  09-19-02                          1.81           30,000,000(d)            29,888,114
  10-16-02                          1.81           25,000,000(d)            24,901,077
Fleet Funding
  08-08-02                          1.92           10,000,000(d)             9,991,956
  09-03-02                          1.81            2,000,000(d)             1,996,448
  09-16-02                          1.80           30,000,000(d)            29,927,152
GE Capital Intl Funding
  08-13-02                          1.92            9,100,000(d)             9,093,691
Goldman Sachs Group
  08-05-02                          1.93           22,300,000               22,294,022
Intl Lease Finance
  08-02-02                          1.79           12,300,000               12,298,645
Nordea North America
  10-21-02                          1.82           15,000,000               14,936,792
Park Avenue Receivables
  08-07-02                          1.79            5,000,000(d)             4,998,260
Preferred Receivables
  08-29-02                          1.81           25,000,000(d)            24,945,621
Receivables Capital
  08-05-02                          1.80            3,500,000(d)             3,499,062
  08-12-02                          1.80           25,000,000(d)            24,984,000
Sheffield Receivables
  08-01-02                          1.84           29,400,000(d)            29,398,497
Total                                                                      328,774,873

Total short-term securities
(Cost: $365,663,563)                                                      $365,561,936

Total investments in securities
(Cost: $16,659,170,408)(g)                                             $16,878,491,332


See accompanying notes to investments in securities.

12   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2002, the value of foreign securities represented 0.7% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at July 31, 2002, is as follows:

     Security                      Acquisition      Cost
                                      date
     USA Networks                   05-02-02    $62,700,000

(f) At July 31, 2002, securities valued at $6,950,000 were held to cover open call options written as follows (see Note 5 to the financial statements):

     Issuer              Contracts  Exercise price   Expiration date   Value(a)

     United Technologies   1,000        $75             Aug. 2002       $40,000

     At July 31, 2002, cash or short-term securities were designated to cover open put options written as follows (see Note 5 to the financial statements):

     Issuer              Contracts  Exercise price  Expiration date   Value(a)
     United Technologies  1,000          $60          Aug. 2002       $25,000

(g) At July 31, 2002, the cost of securities for federal income tax purposes was $16,659,170,408 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation            $ 1,953,523,275
     Unrealized depreciation             (1,734,202,351)
                                         --------------
     Net unrealized appreciation        $   219,320,924
                                        ---------------

--------------------------------------------------------------------------------
13   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT


Financial Statements
Statement of assets and liabilities

Growth Trends Portfolio

July 31, 2002

Assets

Investments in securities, at value (Note 1)*
   (identified cost $16,659,170,408)                                       $16,878,491,332
Foreign currency holdings (identified cost $28,088,520) (Note 1)                27,853,018
Dividends and accrued interest receivable                                       10,984,760
Receivable for investment securities sold                                       13,510,751
                                                                                ----------
Total assets                                                                16,930,839,861
                                                                            --------------

Liabilities

Disbursements in excess of cash on demand deposit                                1,205,799
Payable for investment securities purchased                                     46,072,548
Payable upon return of securities loaned (Note 4)                               25,000,000
Accrued investment management services fee                                         236,283
Other accrued expenses                                                             137,478
Options contracts written, at value (premiums received $343,989) (Note 5)           65,000
                                                                                    ------
Total liabilities                                                               72,717,108
                                                                                ----------
Net assets                                                                 $16,858,122,753
                                                                           ===============
* Including securities on loan, at value (Note 4)                          $    23,880,000
                                                                           ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Statement of operations
Growth Trends Portfolio

Year ended July 31, 2002

Investment income

Income:
Dividends                                                                  $   244,873,954
Interest                                                                        18,421,944
   Less foreign taxes withheld                                                    (238,623)
                                                                                  --------
Total income                                                                   263,057,275
                                                                               -----------
Expenses (Note 2):
Investment management services fee                                             127,492,321
Compensation of board members                                                       89,206
Custodian fees                                                                   1,158,122
Audit fees                                                                          34,500
Other                                                                              287,977
                                                                                   -------
Total expenses                                                                 129,062,126
   Earnings credits on cash balances (Note 2)                                       (3,699)
                                                                                    ------
Total net expenses                                                             129,058,427
                                                                               -----------
Investment income (loss) -- net                                                133,998,848
                                                                               -----------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions (Note 3)                                              (86,615,657)
   Foreign currency transactions                                                  (527,727)
   Options contracts written (Note 5)                                            8,417,627
                                                                                 ---------

Net realized gain (loss) on investments                                        (78,725,757)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       (4,792,265,331)
                                                                            --------------
Net gain (loss) on investments and foreign currencies                       (4,870,991,088)
                                                                            --------------
Net increase (decrease) in net assets resulting from operations            $(4,736,992,240)
                                                                           ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT


Statements of changes in net assets
Growth Trends Portfolio

Year ended July 31,                                                 2002                2001

Operations
Investment income (loss) -- net                                 $   133,998,848   $   140,932,561
Net realized gain (loss) on investments                             (78,725,757)     (396,793,889)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets
   and liabilities in foreign currencies                         (4,792,265,331)   (6,106,460,902)
                                                                 --------------    --------------
Net increase (decrease) in net assets resulting from operations  (4,736,992,240)   (6,362,322,230)
                                                                 --------------    --------------
Proceeds from contributions                                       1,102,314,218     1,408,932,058
Fair value of withdrawals                                        (3,241,842,538)   (1,673,744,904)
                                                                 --------------    --------------
Net contributions (withdrawals) from partners                    (2,139,528,320)     (264,812,846)
                                                                 --------------      ------------
Total increase (decrease) in net assets                          (6,876,520,560)   (6,627,135,076)
Net assets at beginning of year                                  23,734,643,313    30,361,778,389
                                                                 --------------    --------------

Net assets at end of year                                       $16,858,122,753   $23,734,643,313
                                                                ===============   ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements
Growth Trends Portfolio


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Trends Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Trends Portfolio invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth and operating in areas where economic or technological changes are occurring. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.


--------------------------------------------------------------------------------
17   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of July 31, 2002 foreign currency was comprised of Taiwan dollars.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of July 31, 2002, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of July 31, 2002 was $48,507,800 representing 0.29% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.


--------------------------------------------------------------------------------
18   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP New Dimensions Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $20,242,854 for the year ended July 31, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended July 31, 2002, the Portfolio's custodian fees were reduced by $3,699 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.


3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $5,484,438,329 and $6,764,788,949, respectively, for the year ended July 31, 2002. For the same period, the portfolio turnover rate was 27%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $1,289,960 for the year ended July 31, 2002.




--------------------------------------------------------------------------------
19   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

4. LENDING OF PORTFOLIO SECURITIES

As of July 31, 2002, securities valued at $23,880,000 were on loan to brokers. For collateral, the Portfolio received $25,000,000 in cash. Income from securities lending amounted to $154,118 for the year ended July 31, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                     Year ended July 31, 2002

                                   Puts                     Calls

                           Contracts   Premiums     Contracts   Premiums

Balance July 31, 2001          --    $        --      5,000   $   777,500
Opened                     16,800      2,412,707     62,500     8,492,564
Closed                     (6,800)      (850,576)   (23,500)   (3,209,922)
Expired                    (9,000)    (1,375,137)   (43,000)   (5,903,147)
                           ------     ----------    -------    ----------
Balance July 31, 2002       1,000    $   186,994      1,000   $   156,995
                            -----    -----------      -----   -----------



--------------------------------------------------------------------------------
20   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Trends Portfolio (a series of Growth Trust) as of July 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended July 31, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth Trends Portfolio as of July 31, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

September 6, 2002




--------------------------------------------------------------------------------
21   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT


Financial Statements
Statement of assets and liabilities

AXP New Dimensions Fund

July 31, 2002

Assets

Investment in Portfolio (Note 1)                                           $16,858,062,470
Capital shares receivable                                                          859,498
                                                                                   -------
Total assets                                                                16,858,921,968
                                                                            --------------

Liabilities

Capital shares payable                                                             245,716
Accrued distribution fee                                                           169,714
Accrued service fee                                                                  8,747
Accrued transfer agency fee                                                         65,629
Accrued administrative services fee                                                 14,750
Other accrued expenses                                                             465,920
                                                                                   -------
Total liabilities                                                                  970,476
                                                                                   -------
Net assets applicable to outstanding capital stock                         $16,857,951,492
                                                                           ===============

Represented by

Capital stock -- $.01 par value (Note 1)                                   $     8,494,944
Additional paid-in capital                                                  17,374,453,280
Accumulated net realized gain (loss) (Note 5)                                 (744,359,627)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          219,362,895
                                                                               -----------
Total -- representing net assets applicable to outstanding capital stock   $16,857,951,492
                                                                           ===============
Net assets applicable to outstanding shares:
                                       Class A                             $ 9,863,130,072
                                       Class B                             $ 3,728,472,005
                                       Class C                             $    44,015,284
                                       Class Y                             $ 3,222,334,131
Net asset value per share
   of outstanding capital stock:       Class A shares     492,114,004      $         20.04
                                       Class B shares     195,044,945      $         19.12
                                       Class C shares       2,304,834      $         19.10
                                       Class Y shares     160,030,567      $         20.14
                                                          -----------      ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT


Statement of operations
AXP New Dimensions Fund

Year ended July 31, 2002

Investment income

Income:
Dividends                                                                  $   244,873,140
Interest                                                                        18,417,086
   Less foreign taxes withheld                                                    (238,622)
                                                                                  --------
Total income                                                                   263,051,604
                                                                               -----------
Expenses (Note 2):
Expenses allocated from Portfolio                                              129,057,999
Distribution fee
   Class A                                                                      30,613,503
   Class B                                                                      46,621,925
   Class C                                                                         389,809
Transfer agency fee                                                             29,132,095
Incremental transfer agency fee
   Class A                                                                       1,712,038
   Class B                                                                       1,470,624
   Class C                                                                          21,153
Service fee -- Class Y                                                           4,078,144
Administrative services fees and expenses                                        6,562,461
Compensation of board members                                                      148,705
Printing and postage                                                             2,094,931
Registration fees                                                                  381,737
Audit fees                                                                          11,500
Other                                                                               74,003
                                                                                    ------
Total expenses                                                                 252,370,627
   Earnings credits on cash balances (Note 2)                                     (407,483)
                                                                                  --------
Total net expenses                                                             251,963,144
                                                                               -----------
Investment income (loss) -- net                                                 11,088,460
                                                                                ----------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions                                                       (86,606,677)
   Foreign currency transactions                                                  (527,725)
   Options contracts written                                                     8,417,604
                                                                                 ---------

Net realized gain (loss) on investments                                        (78,716,798)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       (4,792,258,031)
                                                                            --------------
Net gain (loss) on investments and foreign currencies                       (4,870,974,829)
                                                                            --------------
Net increase (decrease) in net assets resulting from operations            $(4,859,886,369)
                                                                           ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT


Statements of changes in net assets
AXP New Dimensions Fund

Year ended July 31,                                              2002             2001

Operations and distributions

Investment income (loss) -- net                          $    11,088,460   $    (3,797,962)
Net realized gain (loss) on investments                      (78,716,798)     (396,765,677)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets
   and liabilities in foreign currencies                  (4,792,258,031)   (6,106,468,726)
                                                          --------------    --------------
Net increase  (decrease) in net assets
   resulting from operations                              (4,859,886,369)   (6,507,032,365)
                                                          --------------    --------------
Distributions to shareholders from:
   Net investment income
      Class A                                                 (6,092,513)       (4,684,288)
      Class B                                                 (2,401,369)               --
      Class C                                                    (18,358)           (5,049)
      Class Y                                                 (2,048,495)       (3,219,986)
   Excess distribution of net investment income
      Class A                                                         --        (8,000,002)
      Class C                                                         --            (8,099)
      Class Y                                                         --        (5,165,393)
   Net realized gain
      Class A                                                         --    (1,695,350,636)
      Class B                                                         --      (639,365,263)
      Class C                                                         --        (1,669,548)
      Class Y                                                         --      (608,065,587)
   Tax return of capital
      Class A                                                 (2,538,856)               --
      Class B                                                 (1,003,750)               --
      Class C                                                     (7,646)               --
      Class Y                                                   (854,555)               --
                                                                --------           -------

Total distributions                                          (14,965,542)   (2,965,533,851)
                                                             -----------    --------------

Capital share transactions (Note 3)

Proceeds from sales
   Class A shares (Notes 2)                                2,430,324,703     2,799,675,984
   Class B shares                                            675,994,508     1,084,304,631
   Class C shares                                             31,832,064        35,033,595
   Class Y shares                                          1,040,580,252     1,444,980,459
Reinvestment of distributions at net asset value
   Class A shares                                              8,375,379     1,663,355,392
   Class B shares                                              3,370,269       634,330,120
   Class C shares                                                 25,864         1,680,968
   Class Y shares                                              2,894,340       616,450,966
Payments for redemptions
   Class A shares                                         (3,608,500,396)   (2,919,560,087)
   Class B shares (Note 2)                                  (997,820,871)     (738,588,995)
   Class C shares (Note 2)                                    (7,489,197)       (3,045,672)
   Class Y shares                                         (1,580,185,126)   (1,772,093,982)
                                                          --------------    --------------
Increase (decrease) in net assets
   from capital share transactions                        (2,000,598,211)    2,846,523,379
                                                          --------------     -------------
Total increase (decrease) in net assets                   (6,875,450,122)   (6,626,042,837)
Net assets at beginning of year                           23,733,401,614    30,359,444,451
                                                          --------------    --------------
Net assets at end of year                                $16,857,951,492   $23,733,401,614
                                                         ===============   ===============

--------------------------------------------------------------------------------
24   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

See accompanying notes to financial statements.

Notes to Financial Statements

AXP New Dimensions Fund


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP New Dimensions Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP New Dimensions Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The level of distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Trends Portfolio

The Fund invests all of its assets in the Growth Trends Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of July 31, 2002, was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
25   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $527,725 and accumulated net realized loss has been decreased by $527,725.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                        2002             2001


Class A
   Distributions paid from:
   Ordinary income                      $6,092,513     $   12,684,290
   Long-term capital gain                       --      1,695,350,636
   Tax return of capital                 2,538,856                 --

Class B
   Distributions paid from:
   Ordinary income                       2,401,369                 --
   Long-term capital gain                       --        639,365,263
   Tax return of capital                 1,003,750                 --

Class C
   Distributions paid from:
   Ordinary income                          18,358             13,148
   Long-term capital gain                       --          1,669,548
   Tax return of capital                     7,646                 --

Class Y
   Distributions paid from:
   Ordinary income                       2,048,495          8,385,379
   Long-term capital gain                       --        608,065,587
   Tax return of capital                   854,555                 --

As of July 31, 2002, the components of distributable earnings on a tax basis are as follows:
Undistributed ordinary income                           $          --
Accumulated gain (loss)                                 $(730,857,694)
Unrealized appreciation (depreciation)                  $ 205,860,962



--------------------------------------------------------------------------------
26   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with American Express Financial Corporation (AEFC) to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00

o Class B $20.00

o Class C $19.50

o Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $23,219,973 for Class A, $5,084,683 for Class B and $17,144 for Class C for the year ended July 31, 2002.

During the year ended July 31, 2002, the Fund's transfer agency fees were reduced by $407,483 as a result of earnings credits from overnight cash balances.







--------------------------------------------------------------------------------
27   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended July 31, 2002
                                             Class A     Class B       Class C     Class Y
Sold                                     103,405,732    30,104,630   1,423,135    44,288,672
Issued for reinvested distributions          343,417       144,220       1,107       118,222
Redeemed                                (156,522,877)  (46,677,982)   (347,238)  (67,710,202)
                                        ------------   -----------    --------   -----------
Net increase (decrease)                  (52,773,728)  (16,429,132)  1,077,004   (23,303,308)
                                         -----------   -----------   ---------   -----------


                                                      Year ended July 31, 2001
                                             Class A     Class B      Class C     Class Y
Sold                                      93,773,746    37,048,347   1,209,696    47,427,537
Issued for reinvested distributions       59,624,370    23,558,366      62,467    22,063,387
Redeemed                                 (98,821,564)  (26,640,422)   (112,649)  (60,345,820)
                                         -----------   -----------    --------   -----------
Net increase (decrease)                   54,576,552    33,966,291   1,159,514     9,145,104
                                          ----------    ----------   ---------     ---------


4. BANK BORROWINGS

The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2002.


5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $730,857,694 as of July 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
28   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended July 31,                                 2002       2001         2000         1999          1998
Net asset value, beginning of period                       $25.43     $36.26       $31.21       $27.59        $25.69
                                                           ------     ------       ------       ------        ------
Income from investment operations:
Net investment income (loss)                                  .05        .02          .02          .06           .13
Net gains (losses) (both realized and unrealized)           (5.42)     (7.37)        7.14         5.31          3.67
                                                            -----      -----         ----         ----          ----
Total from investment operations                            (5.37)     (7.35)        7.16         5.37          3.80
                                                            -----      -----         ----         ----          ----
Less distributions:
Dividends from net investment income                         (.02)      (.01)        (.05)        (.06)         (.17)
Excess distributions from net investment income                --       (.01)          --           --            --
Distributions from realized gains                              --      (3.46)       (2.06)       (1.69)        (1.73)
                                                            -----      -----        -----        -----         -----
Total distributions                                          (.02)     (3.48)       (2.11)       (1.75)        (1.90)
                                                             ----      -----        -----        -----         -----
Net asset value, end of period                             $20.04     $25.43       $36.26       $31.21        $27.59
                                                           ------     ------       ------       ------        ------

Ratios/supplemental data

Net assets, end of period (in millions)                    $9,863    $13,857      $17,777      $13,568       $10,559
Ratio of expenses to average daily net assets(c)            1.06%      1.00%         .90%         .86%          .82%
Ratio of net investment income (loss)
to average daily net assets                                  .19%       .12%         .19%         .24%          .55%
Portfolio turnover rate (excluding short-term securities)     27%        29%          34%          34%           38%
Total return(e)                                           (21.14%)   (21.10%)      23.16%       20.04%        16.19%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
29   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT


Class B

Per share income and capital changes(a)

Fiscal period ended July 31,                                 2002       2001         2000         1999          1998
Net asset value, beginning of period                       $24.44     $35.22       $30.54       $27.19        $25.38
                                                           ------     ------       ------       ------        ------
Income from investment operations:
Net investment income (loss)                                 (.14)      (.13)        (.24)        (.10)           --
Net gains (losses) (both realized and unrealized)           (5.16)     (7.19)        6.98         5.14          3.57
                                                            -----      -----         ----         ----          ----
Total from investment operations                            (5.30)     (7.32)        6.74         5.04          3.57
                                                            -----      -----         ----         ----          ----
Less distributions:
Dividends from net investment income                         (.02)        --           --           --          (.03)
Distributions from realized gains                              --      (3.46)       (2.06)       (1.69)        (1.73)
                                                            -----      -----        -----        -----         -----
Total distributions                                          (.02)     (3.46)       (2.06)       (1.69)        (1.76)
                                                             ----      -----        -----        -----         -----
Net asset value, end of period                             $19.12     $24.44       $35.22       $30.54        $27.19
                                                           ------     ------       ------       ------        ------

Ratios/supplemental data

Net assets, end of period (in millions)                    $3,728     $5,169       $6,252       $4,070        $2,515
Ratio of expenses to average daily net assets(c)            1.83%      1.76%        1.66%        1.63%         1.58%
Ratio of net investment income (loss)
to average daily net assets                                 (.57%)     (.65%)       (.57%)       (.53%)       (.23%)
Portfolio turnover rate (excluding short-term securities)     27%        29%          34%          34%           38%
Total return(e)                                           (21.71%)   (21.69%)      22.20%       19.13%        15.31%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT


Class C

Per share income and capital changes(a)

Fiscal period ended July 31,                                 2002       2001         2000(b)
Net asset value, beginning of period                       $24.42     $35.23       $35.52
                                                           ------     ------       ------
Income from investment operations:
Net investment income (loss)                                 (.14)      (.13)        (.01)
Net gains (losses) (both realized and unrealized)           (5.16)     (7.19)        (.28)
                                                            -----      -----         ----
Total from investment operations                            (5.30)     (7.32)        (.29)
                                                            -----      -----         ----
Less distributions:
Dividends from net investment income                         (.02)      (.02)          --
Excess distributions from net investment income                --       (.01)          --
Distributions from realized gains                              --      (3.46)          --
Total distributions                                          (.02)     (3.49)          --
                                                             ----      -----        -----
Net asset value, end of period                             $19.10     $24.42       $35.23
                                                           ------     ------       ------

Ratios/supplemental data

Net assets, end of period (in millions)                       $44        $30           $2
Ratio of expenses to average daily net assets(c)            1.85%      1.76%        1.66%(d)
Ratio of net investment income (loss)
   to average daily net assets                              (.60%)     (.75%)       (.74%)(d)
Portfolio turnover rate (excluding short-term securities)     27%        29%          34%
Total return(e)                                           (21.73%)   (21.70%)       (.82%)


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
31   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT


Class Y

Per share income and capital changes(a)

Fiscal period ended July 31,                                 2002       2001         2000         1999          1998
Net asset value, beginning of period                       $25.51     $36.33       $31.24       $27.62        $25.72
                                                           ------     ------       ------       ------        ------
Income from investment operations:
Net investment income (loss)                                  .09        .07          .05          .09           .15
Net gains (losses) (both realized and unrealized)           (5.44)     (7.38)        7.19         5.30          3.68
                                                            -----      -----         ----         ----          ----
Total from investment operations                            (5.35)     (7.31)        7.24         5.39          3.83
                                                            -----      -----         ----         ----          ----
Less distributions:
Dividends from net investment income                         (.02)      (.02)        (.09)        (.08)         (.20)
Excess distributions from net investment income                --       (.03)          --           --            --
Distributions from realized gains                              --      (3.46)       (2.06)       (1.69)        (1.73)
                                                            -----      -----        -----        -----         -----
Total distributions                                          (.02)     (3.51)       (2.15)       (1.77)        (1.93)
                                                             ----      -----        -----        -----         -----
Net asset value, end of period                             $20.14     $25.51       $36.33       $31.24        $27.62
                                                           ------     ------       ------       ------        ------

Ratios/supplemental data

Net assets, end of period (in millions)                    $3,222     $4,677       $6,328       $5,513        $4,575
Ratio of expenses to average daily net assets(c)             .90%       .84%         .74%         .77%          .75%
Ratio of net investment income (loss)
to average daily net assets                                  .36%       .28%         .35%         .33%          .62%
Portfolio turnover rate (excluding short-term securities)     27%        29%          34%          34%           38%
Total return(e)                                           (21.00%)   (20.97%)      23.35%       20.12%        16.28%


Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
32   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report
THE BOARD AND SHAREHOLDERS

AXP NEW DIMENSIONS FUND, INC.

We have audited the accompanying statement of assets and liabilities of AXP New Dimensions Fund (a series of AXP New Dimensions Fund, Inc.) as of July 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2002, and the financial highlights for each of the years in the five-year period ended July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP New Dimensions Fund as of July 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

September 6, 2002


--------------------------------------------------------------------------------
33   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Board Members and Officers
Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

---------------------------- ------------------------ ------------------- ------------------

Name,                        Position held with       Principal           Other
address,                     Registrant and length    occupations         directorships
age                          of service               during past five
                                                      years
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

H. Brewster Atwater, Jr.     Board member             Retired chair and
4900 IDS Tower               since 1996               chief executive
Minneapolis, MN 55402                                 officer, General
Born in 1931                                          Mills, Inc.
                                                      (consumer foods)
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Arne H. Carlson              Chair of the Board       Chair, Board
901 S. Marquette Ave.        since 1999               Services
Minneapolis, MN 55402                                 Corporation
Born in 1934                                          (provides
                                                      administrative
                                                      services to
                                                      boards), former
                                                      Governor of
                                                      Minnesota
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Lynne V. Cheney              Board member since 1994  Distinguished       The Reader's
American Enterprise                                   Fellow, AEI         Digest
Institute                                                                 Association Inc.
for Public Policy Research
(AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Livio D. DeSimone            Board member             Retired chair of    Cargill,
30 Seventh Street East       since 2001               the board and       Incorporated
Suite 3050                                            chief executive     (commodity
St. Paul, MN 55101-4901                               officer,            merchants and
Born in 1936                                          Minnesota Mining    processors),
                                                      and Manufacturing   Target
                                                      (3M)                Corporation
                                                                          (department
                                                                          stores), General
                                                                          Mills, Inc.
                                                                          (consumer
                                                                          foods), Vulcan
                                                                          Materials
                                                                          Company
                                                                          (construction
                                                                          materials/chemicals),
                                                                          Milliken &
                                                                          Company
                                                                          (textiles and
                                                                          chemicals) and
                                                                          Nexia
                                                                          Biotechnologies,
                                                                          Inc.
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Ira D. Hall                  Board member             Private investor;   Imagistics
Texaco, Inc.                 since 2001               formerly with       International,
2000 Westchester Avenue                               Texaco Inc.,        Inc. (office
White Plains, NY 10650                                treasurer,          equipment),
Born in 1944                                          1999-2001 and       Reynolds &
                                                      general manager,    Reynolds Company
                                                      alliance            (information
                                                      management          services), TECO
                                                      operations,         Energy, Inc.
                                                      1998-1999. Prior    (energy holding
                                                      to that,            company),  The
                                                      director,           Williams
                                                      International       Companies, Inc.
                                                      Operations IBM      (energy
                                                      Corp.               distribution
                                                                          company)
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Heinz F. Hutter              Board member             Retired president
P.O. Box 2187                since 1994               and chief
Minneapolis, MN 55402                                 operating
Born in 1929                                          officer, Cargill,
                                                      Incorporated
                                                      (commodity
                                                      merchants and
                                                      processors)
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Anne P. Jones                Board member             Attorney and        Motorola, Inc.
5716 Bent Branch Rd.         since 1985               consultant          (electronics)
Bethesda, MD 20816
Born in 1935
---------------------------- ------------------------ ------------------- ------------------

--------------------------------------------------------------------------------
34   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

Independent Board Members (continued)

---------------------------- ------------------------ ------------------- ------------------

Name,                        Position held with       Principal           Other
address,                     Registrant and length    occupations         directorships
age                          of service               during past five
                                                      years
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Stephen R. Lewis, Jr.        Board member             Retired president
901 S. Marquette Ave.        since 2002               and professor of
Minneapolis, MN 55402                                 economics,
Born in 1939                                          Carleton College
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

William R. Pearce            Board member             RII Weyerhaeuser
2050 One Financial Plaza     since 1980               World Timberfund,
Minneapolis, MN 55402                                 L.P. (develops
Born in 1927                                          timber resources)
                                                      - management
                                                      committee; former
                                                      chair, American
                                                      Express Funds
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Alan G. Quasha               Board member             President,          Compagnie
720 Fifth Avenue             since 2002               Quadrant            Financiere
New York, NY 10019                                    Management, Inc.    Richemont AG
Born in 1949                                          (management of      (luxury goods)
                                                      private equities)
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Alan K. Simpson              Board member             Former three-term   Biogen, Inc.
1201 Sunshine Ave.           since 1997               United States       (bio-pharmaceuticals)
Cody, WY 82414                                        Senator for
Born in 1931                                          Wyoming
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

C. Angus Wurtele             Board member             Retired chair of    Bemis
4900 IDS Tower               since 1994               the board and       Corporation
Minneapolis, MN 55402                                 chief executive     (packaging)
Born in 1934                                          officer,
                                                      The Valspar
                                                      Corporation
---------------------------- ------------------------ ------------------- ------------------


Board Members Affiliated with American Express Financial Corporation (AEFC)

---------------------------- ------------------------ ------------------- ------------------

Name,                        Position held with       Principal           Other
address,                     Registrant and length    occupations         directorships
age                          of service               during past five
                                                      years
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

David R. Hubers              Board member             Retired chief       Chronimed Inc.
50643 AXP Financial Center   since 1993               executive officer   (specialty
Minneapolis, MN 55474                                 and director of     pharmaceutical
Born in 1943                                          AEFC                distribution),
                                                                          RTW Inc.
                                                                          (manages workers
                                                                          compensation
                                                                          programs),
                                                                          Lawson Software,
                                                                          Inc. (technology
                                                                          based business
                                                                          applications)
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

John R. Thomas               Board member             Senior vice
50652 AXP Financial Center   since 1987,              president -
Minneapolis, MN 55474        president                information and
Born in 1937                 since 1997               technology of AEFC
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

William F. Truscott          Board member             Senior vice
53600 AXP Financial Center   since 2001,              president - chief
Minneapolis, MN 55474        vice president           investment
Born in 1960                 since 2002               officer of AEFC;
                                                      former chief
                                                      investment
                                                      officer and
                                                      managing
                                                      director, Zurich
                                                      Scudder
                                                      Investments
---------------------------- ------------------------ ------------------- ------------------


--------------------------------------------------------------------------------
 35   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:


Other Officers

---------------------------- ------------------------ ------------------- ------------------

Name, address, age           Position held with       Principal           Other
                             Registrant and length    occupations         directorships
                             of service               during past five
                                                      years
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Jeffrey P. Fox               Treasurer                Vice president -
50005 AXP Financial Center   since 2002               investment
Minneapolis, MN 55474                                 accounting, AEFC,
Born in 1955                                          since 2002;  vice
                                                      president -
                                                      finance,
                                                      American Express
                                                      Company, 2000-2002;
                                                      vice president -
                                                       corporate
                                                      controller,
                                                      AEFC, 1996-2000
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Leslie L. Ogg                Vice president,          President of
901 S. Marquette Ave.        general counsel          Board Services
Minneapolis, MN 55402        and secretary            Corporation
Born in 1938                 since 1978
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Stephen W. Roszell           Vice president           Senior vice
50239 AXP Financial Center   since 2002               president -
Minneapolis, MN 55474                                 institutional
Born in 1949                                          group of AEFC
---------------------------- ------------------------ ------------------- ------------------


The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.


--------------------------------------------------------------------------------
36   --   AXP NEW DIMENSIONS FUND   --   2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging  Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified  Equity  Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental  Value Fund
AXP Partners International  Select  Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt  Income  Funds
AXP Bond Fund
AXP Cash  Management  Fund**
AXP Extra  Income Fund
AXP Federal  Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State  Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money  Fund**
AXP U.S.  Government  Mortgage  Fund

Sector  Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund


These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund

*    Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

(9/02)

AXP New Dimensions Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

American
   Express(R)
Funds



AMERICAN
   EXPRESS(R)



This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6440 V (9/02)